Other operating results, net	12 Months Ended
Jun. 30, 2021
26. Other operating results, net

26. Other operating results, net

	June 30, 2021	June 30, 2020	June 30, 2019
Result from purchase / sale of subsidiary and associates	37	(9)	(225)
Donations	(137)	(149)	(307)
Lawsuits and other contingencies	(87)	(164)	(144)
Interest generated by operating credits	97	254	369
Others	4	187	(163)
Total other operating results, net	(86)	119	(470)